UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2022

Core Scientific, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40046	86-1243837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Barton Springs Road, Suite 300 Austin, Texas	78704
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 402-5233

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CORZ	The Nasdaq Global Select Market
Warrants, exercisable for shares of common stock	CORZW	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01    Changes in Registrant's Certifying Accountant
At a meeting held on October 24, 2022, the Audit Committee of the Board of Directors of Core Scientific, Inc. (the “Company”) approved the engagement of Marcum LLP (“Marcum”) as its independent registered public accounting firm for the fiscal year ending December 31, 2022, subject to Marcum’s completion of their client acceptance procedures. At the same meeting, the Audit Committee approved the dismissal of Ernst & Young LLP (“EY”) as independent registered public accounting firm of the Company effective upon the date of the filing of the quarterly report on Form 10-Q for the quarter ending September 30, 2022.
The report of EY on the financial statements of Core Scientific Holding Co. and its subsidiaries (“Legacy Core”) for the fiscal years ended December 31, 2021 and December 31, 2020, included in the Form 8-K/A of Core Scientific, Inc., which was filed with the SEC on March 31, 2022, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
In connection with the audits of Legacy Core’s consolidated financial statements for each of the two fiscal years ended December 31, 2021 and December 31, 2020, and for the Company’s financial statements in the subsequent interim periods through the date of this Current Report on Form 8-K (the “Form 8-K”) there were no (i) disagreements, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, between the Company and EY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the matter in their reports for such fiscal years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the following material weaknesses identified in connection with the audit of Legacy Core’s consolidated financial statements for the two fiscal years ended December 31, 2021 and December 31, 2020 and the review of the Company’s consolidated financial statements for the interim period ended March 31, 2022 and the interim period ended June 30, 2022 in Core Scientific’s internal control over financial reporting related to (i) insufficient accounting and supervision with respect to the appropriate level of technical accounting experience and appropriate processes and procedures to assess and apply the relevant accounting framework, particularly in new or non-routine areas, (ii) a lack of appropriate communication and recordkeeping, particularly related to equity transactions, (iii) design deficiencies in internal controls necessary to enforce appropriate segregation of duties for manual journal entries to our books and records, and (iv) design deficiencies in internal controls necessary to enforce appropriate segregation of duties for our digital asset wallets.
The Company has provided EY with a copy of the disclosures it is making in this Form 8-K and requested that EY furnish the Company a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of EY’s letter, dated October 28, 2022 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01    Financial Statement and Exhibits
(d) Exhibits

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP addressed to the U.S. Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Scientific, Inc.

Dated: October 28, 2022

	By:	/s/ Todd M. DuChene
	Name:	Todd M. DuChene
	Title:	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary